Exhibit 99.2
Confidential Lender Presentation June 2024

Confidential Disclaimer 2 Special Notice regarding Material Non-Public Information THE COMPANY HAS REPRESENTED THAT THE INFORMATION CONTAINED IN THIS LENDER PRESENTATION IS EITHER PUBLICLY AVAILABLE OR DOES NOT CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY, ITS SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES FOR PURPOSES OF UNITED STATES FEDERAL AND STATE SECURITIES LAWS. THE RECIPIENT OF THIS LENDER PRESENTATION HAS STATED THAT IT DOES NOT WISH TO RECEIVE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY, ITS SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES AND ACKNOWLEDGES THAT OTHER LENDERS HAVE RECEIVED A LENDER PRESENTATION THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY, ITS SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES THAT MAY BE MATERIAL. NEITHER THE COMPANY NOR THE ARRANGERS TAKES ANY RESPONSIBILITY FOR THE RECIPIENT'S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN CONNECTION WITH ITS EVALUATION OF THE COMPANY AND THE FACILITIES. Notice to and Undertaking by Recipients This Lender Presentation (the "Lender Presentation") has been prepared solely for informational purposes from information supplied by or on behalf of B&G Foods Inc. (the "Company"), and is being furnished by Barclays Bank PLC (the “Lead Arranger”) to you in your capacity as a prospective lender (the "Recipient") in considering the proposed Credit Facilities described in the Lender Presentation (the "Facilities"). ACCEPTANCE OF THIS LENDER PRESENTATION CONSTITUTES AN AGREEMENT TO BE BOUND BY THE TERMS OF THIS NOTICE TO AND UNDERTAKING BY RECIPIENTS (THIS “NOTICE AND UNDERTAKING”) AND THE SPECIAL NOTICE SET FORTH ON THE COVER PAGE HEREOF (THE “SPECIAL NOTICE”). IF THE RECIPIENT IS NOT WILLING TO ACCEPT THE LENDER PRESENTATION AND OTHER EVALUATION MATERIAL (AS DEFINED HEREIN) ON THE TERMS SET FORTH IN THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE, IT MUST RETURN THE LENDER PRESENTATION AND ANY OTHER EVALUATION MATERIAL TO THE LEAD ARRANGER IMMEDIATELY WITHOUT MAKING ANY COPIES THEREOF, EXTRACTS THEREFROM OR USE THEREOF AND, IF APPLICABLE, IMMEDIATELY TERMINATE ACCESS TO THE RELATED SYNDTRAK SITE. I. Confidentiality As used herein: (a) "Evaluation Material" refers to the Lender Presentation and any other information regarding the Company or the Facilities furnished or communicated to the Recipient by or on behalf of the Company in connection with the Facilities (whether prepared or communicated by the Lead Arranger or the Company, their respective advisors or otherwise) and (b) "Internal Evaluation Material" refers to all memoranda, notes, and other documents and analyses developed by the Recipient using any of the information specified under the definition of Evaluation Material. The Recipient acknowledges that the Company considers the Evaluation Material to include confidential, sensitive and proprietary information and agrees that it shall keep the Evaluation Material and Internal Evaluation Material confidential; provided however that (i) it may make any disclosure of such information to which the Company and the Lead Arranger give their prior written consent and (ii) any of such information may be disclosed to it, its affiliates and their respective partners, directors, officers, employees, agents, advisors and other representatives (collectively, "Representatives") (it being understood that such Representatives shall be informed by it of the confidential nature of such information and shall be directed by the Recipient to treat such information in accordance with the terms of this Notice and Undertaking and the Special Notice). The Recipient agrees to be responsible for any breach of this Notice and Undertaking or the Special Notice that results from the actions or omissions of its Representatives. The Recipient shall be permitted to disclose the Evaluation Material and Internal Evaluation Material in the event that it is required by law or regulation or requested by any governmental agency or other regulatory authority (including any self-regulatory organization) or in connection with any legal proceedings. The Recipient agrees that it will notify the Lead Arranger and the Company as soon as practical in the event of any such disclosure (other than at the request of a regulatory authority), unless such notification shall be prohibited by applicable law or legal process. The Recipient shall have no obligation hereunder with respect to any Evaluation Material or Internal Evaluation Material to the extent that such information (i) is or becomes publicly available other than as a result of a disclosure by the Recipient or its Representatives in violation of this agreement, or (ii) was within the Recipient's possession prior to its being furnished pursuant hereto or becomes available to the Recipient on a non-confidential basis from a source other than the Company, the Lead Arranger or their respective agents, provided that the source of such information was not known by the Recipient to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company, the Lead Arranger or any other party with respect to such information. In the event that the Recipient decides not to participate in the transactions described herein, upon request of the Lead Arranger, the Recipient shall as soon as practicable return all Evaluation Material (other than Internal Evaluation Material) to the Lead Arranger or represent in writing to the Lead Arranger that the Recipient has destroyed all copies of the Evaluation Material (other than Internal Evaluation Material) unless prohibited from doing so by the Recipient's internal policies and procedures, and treat any Internal Evaluation Material as confidential in accordance with its internal policies and procedures. II. Information The Recipient acknowledges and agrees that (i) the Lead Arranger received the Evaluation Material from third party sources (including the Company) and it is provided to the Recipient for informational purposes, (ii) the Lead Arranger and their respective affiliates bear no responsibility (and shall not be liable) for the accuracy or completeness (or lack thereof) of the Evaluation Material or any information contained therein, (iii) no representation regarding the Evaluation Material is made by the Lead Arranger or any of their respective affiliates, (iv) neither the Lead Arranger nor any of their respective affiliates have made any independent verification as to the accuracy or completeness of the Evaluation Material, (v) the Lead Arranger and their respective affiliates shall have no obligation to update or supplement any Evaluation Material or otherwise provide additional information and (vi) none of the Lead Arranger or their respective affiliates shall have any liability with respect to the unauthorized use or misuse of the Lender Presentation or any related marketing material by any Recipient. The Evaluation Material has been prepared to assist interested parties in making their own evaluation of the Company and the Facilities and does not purport to be all-inclusive or to contain all of the information that a prospective participant may consider material or desirable in making its decision to become a lender. The Recipient should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to become a lender and should perform its own independent investigation and analysis of the Facilities or the transactions contemplated thereby and the creditworthiness of the Company. The Recipient represents that it is sophisticated and experienced in extending credit to entities similar to the Company and that it is engaged in making, acquiring or holding commercial loans in the ordinary course. The Recipient understands that the Facility sets forth the terms of a commercial lending facility, and not any other type of financial instrument, and agrees not to assert a claim in contravention of the foregoing. The information and data contained herein are not a substitute for the Recipient's independent evaluation and analysis and should not be considered as a recommendation by the Lead Arranger or any of their respective affiliates that any Recipient enter into the Facilities. The Recipient acknowledges that each Arranger’s activities in connection with the Facilities are undertaken by such Arranger as a principal on an arms-length basis and no Arranger has any fiduciary, advisory or similar responsibilities in favor of the Recipient in connection with the Facilities or the process related thereto. The Evaluation Material may include certain forward-looking statements and projections provided by the Company. Any such statements and projections reflect various estimates and assumptions by the Company concerning anticipated results. No representations or warranties are made by the Company, the Lead Arranger or any of their respective affiliates as to the accuracy of any such statements or projections. Whether or not any such forward-looking statements or projections are in fact achieved will depend upon future events some of which are not within the control of the Company. Accordingly, actual results may vary from the projected results and such variations may be material. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements. III. General It is understood that unless and until a definitive agreement regarding the Facilities between the parties thereto has been executed, the Recipient will be under no legal obligation of any kind whatsoever with respect to the Facilities by virtue of this Notice and Undertaking except for the matters specifically agreed to herein and in the Special Notice. The Recipient agrees that money damages would not be a sufficient remedy for breach of this Notice and Undertaking or of the Special Notice, and that in addition to all other remedies available at law or in equity, the Company and the Lead Arranger shall be entitled to equitable relief, including injunction and specific performance, without proof of actual damages. This Notice and Undertaking and the Special Notice together embody the entire understanding and agreement between the Recipient and the Lead Arranger with respect to the Evaluation Material and the Internal Evaluation Material and supersede all prior understandings and agreements relating thereto. The terms and conditions of this Notice and Undertaking and the Special Notice shall apply until such time, if any, that the Recipient becomes a party to the definitive agreements regarding the Facilities, and thereafter the provisions of such definitive agreements relating to confidentiality shall govern. If you do not enter into the Facilities, the application of this Notice and Undertaking and the Special Notice shall terminate with respect to all Evaluation Material and Internal Evaluation Material on the date falling two years after the date of the Lender Presentation. This Notice and Undertaking and the Special Notice shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law (except Section 5-1401 of the New York General Obligation Law to the extent that it mandates that the law of the State of New York govern).

Confidential Forward Looking Statements 3 The following presentation and the oral statements made from time to time by executive officers of B&G Foods may contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and, as applicable, Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). The words “believes,” “belief,” “expects,” “projects,” “intends,” “anticipates,” “assumes,” “could,” “should,” “estimates,” “potential,” “seek,” “predict,” “may,” “will” or “plans” and similar references to future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by any forward-looking statements. We believe important factors that could cause actual results to differ materially from our expectations include the following: our substantial leverage; the effects of rising costs for and/or decreases in the supply of commodities, ingredients, packaging, other raw materials, distribution and labor; crude oil prices and their impact on distribution, packaging and energy costs; our ability to successfully implement sales price increases and cost saving measures to offset any cost increases; intense competition, changes in consumer preferences, demand for our products and local economic and market conditions; our continued ability to promote brand equity successfully, to anticipate and respond to new consumer trends, to develop new products and markets, to broaden brand portfolios in order to compete effectively with lower priced products and in markets that are consolidating at the retail and manufacturing levels and to improve productivity; the ability of our company and our supply chain partners to continue to operate manufacturing facilities, distribution centers and other work locations without material disruption, and to procure ingredients, packaging and other raw materials when needed despite disruptions in the supply chain or labor shortages; the impact pandemics or disease outbreaks, such as the COVID 19 pandemic, may have on our business, including among other things, our supply chain, our manufacturing operations, our workforce and customer and consumer demand for our products; our ability to recruit and retain senior management and a highly skilled and diverse workforce at our corporate offices, manufacturing facilities and other work locations despite a very tight labor market and changing employee expectations as to fair compensation, an inclusive and diverse workplace, flexible working and other matters; the risks associated with the expansion of our business; our possible inability to identify new acquisitions or to integrate recent or future acquisitions, or our failure to realize anticipated revenue enhancements, cost savings or other synergies from recent or future acquisitions; our ability to successfully complete the integration of recent or future acquisitions into our enterprise resource planning (ERP) system; tax reform and legislation, including the effects of the Infrastructure Investment and Jobs Act, the Inflation Reduction Act, U.S. Tax Cuts and Jobs Act and the U.S. CARES Act, and any future tax reform or legislation; our ability to access the credit markets and our borrowing costs and credit ratings, which may be influenced by credit markets generally and the credit ratings of our competitors; unanticipated expenses, including, without limitation, litigation or legal settlement expenses; the effects of currency movements of the Canadian dollar and the Mexican peso as compared to the U.S. dollar; the effects of international trade disputes, tariffs, quotas, and other import or export restrictions on our international procurement, sales and operations; future impairments of our goodwill and intangible assets; our ability to protect information systems against, or effectively respond to, a cybersecurity incident, other disruption or data leak; our ability to successfully implement our sustainability initiatives and achieve our sustainability goals, and changes to environmental laws and regulations; other factors that affect the food industry generally, including: recalls if products become adulterated or misbranded, liability if product consumption causes injury, ingredient disclosure and labeling laws and regulations and the possibility that consumers could lose confidence in the safety and quality of certain food products; competitors’ pricing practices and promotional spending levels; fluctuations in the level of our customers’ inventories and credit and other business risks related to our customers operating in a challenging economic and competitive environment; and the risks associated with third-party suppliers and co-packers, including the risk that any failure by one or more of our third-party suppliers or co-packers to comply with food safety or other laws and regulations may disrupt our supply of raw materials or certain finished goods products or injure our reputation; and our ability to complete the transactions described in this presentation. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in B&G Foods’ filings with the Securities and Exchange Commission, including under Item 1 A, “Risk Factors” in our Annual Report on Form 10-K for fiscal 2023 filed on February 28, 2024 and in B&G Foods’ subsequent reports on Forms 10-Q and 8-K. You are cautioned not to place undue reliance on any such forward looking statements, which speak only as of the date they are made. B&G Foods undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Confidential Non-GAAP Measures and Unaudited Financial Information 4 This presentation includes “non-GAAP (Generally Accepted Accounting Principles) financial measures.” “base business net sales” ( which we define as net sales without the impact of acquisitions until the acquisitions are included in both comparable periods and without the impact of discontinued or divested brands), “EBITDA” (which we define as net income before net interest expense , income taxes, depreciation and amortization), “adjusted EBITDA” (which we define as EBITDA, further adjusted for cash and non cash acquisition / divestiture related expenses, gains and losses (which may include third-party fees and expenses, integration, restructuring and consolidation expenses, amortization of acquired inventory fair value step up, and gains and losses on the sale of certain assets), gains and losses on extinguishment of debt, impairment of assets held for sale, and non-recurring expenses, gains and losses), ‘”covenant adjusted EBITDA” (which we define as adjusted EBITDA before share-based compensation expense and adjusted for the pro forma impact of acquisitions and divestitures), and “adjusted gross profit” (which we define as gross profit adjusted for acquisition/divestiture-related expenses and non-recurring expenses included in cost of goods sold”) are “non GAAP financial measures.” A non-GAAP financial measure is a numerical measure of financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (GAAP) in B&G Foods’ consolidated balance sheets and related consolidated statements of operations, comprehensive income, changes in stockholders’ equity and cash flows. Non-GAAP financial measures should not be considered in isolation or as a substitute for the most directly comparable GAAP measures. The Company's non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. B&G Foods provides earnings guidance only on a non-GAAP basis and does not provide a reconciliation of the Company’s forward-looking adjusted EBITDA and adjusted diluted earnings per share guidance to the most directly comparable GAAP financial measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for deferred taxes; acquisition/divestiture-related expenses, gains and losses (which may include third-party fees and expenses, integration, restructuring and consolidation expenses, amortization of acquired inventory fair value step-up and gains and losses on the sale of certain assets); gains and losses on extinguishment of debt; impairment of assets held for sale; impairment of intangible assets; non-recurring expenses, gains and losses; and other charges reflected in the Company’s reconciliation of historic non-GAAP financial measures, the amounts of which, based on past experience, could be material. Additional information regarding these non-GAAP financial measures, including reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures, is included elsewhere herein and in B&G Foods’ Quarterly Report on Form 10-Q for the quarter ended March 30, 2024 filed with the SEC on May 8, 2024, and Annual Report on Form 10-K for fiscal 2023 filed with the SEC on February 28, 2024. Copies of these filings may be viewed at B&G Foods’ website at www.bgfoods.com under “Investors SEC Filings.” In addition, we have included in this presentation unaudited financial information for the twelve months ended March 30, 2024, which has been calculated by adding the financial information for the thirteen weeks ended March 30, 2024 to the financial information for the fiscal year ended December 30, 2023 and subtracting the financial information for the thirteen weeks ended April 1, 2023. The unaudited financial information for the twelve months ended March 30, 2024 has been prepared solely for the purpose of this presentation, is for illustrative purposes only and is not necessarily indicative of our results of operations for any future period or our financial condition at any future date.

5 Confidential Today’s Presenters 5 Bruce Wacha, Exec. Vice President of Finance and CFO Casey Keller, President and CEO

6 Confidential Transaction Overview

7 Confidential Summary Overview Company Overview ► B&G Foods manufactures, sells and distributes a diverse portfolio of branded, high quality, shelf stable and frozen food and household products across the United States, Canada and Puerto Rico ► B&G Foods has organized itself into four business units to better manage its portfolio of more than fifty brands: Spices & Flavor Solutions, Meals, Specialty and Frozen & Vegetables ► For the LTM period ended March 30, 2024, B&G Foods generated net sales of $2.0bn and Adjusted EBITDA of $310.7mm (which is up ~$0.3mm, or 0.1% compared to the prior year period) ► As of the end of Q1 2024, Total Net Leverage 6.3x, based on LTM Q1 2024 Covenant Adjusted EBITDA of $317.0mm (1) Transaction Overview ► B&G Foods proposes to refinance the Existing Term Loan B due 2026 by amending, extending and upsizing the Existing Term Loan B due 2026 via a 3-year extension and upsize, resulting in a $600mm Term Loan B due 2029 ▪ Together with $100mm of proceeds from the possible issuance of other secured debt, the Company will refinance the Existing Term Loan B due 2026 and repay Revolving Credit Facility borrowings ► In conjunction with this transaction, the Company plans to extend the Revolving Credit Facility due 2025 by three years to 2028 and reduce the size of the Revolving Credit Facility to $625mm ► Pro forma for this transaction, Secured Net Leverage will be 3.8x and Total Net Leverage will be 6.4x (1) ► The Company expects to redeem the remaining $265.4mm of 5.25% Senior Notes due 2025 on or before year end 2024 Timing ► Announce the Term Loan B offering on Tuesday, June 18 ► Lender Call will be held on Thursday, June 20 at 11:00AM ET ► Commitments will be due on Thursday, June 27 at 12:00PM ET ► Closing will take place thereafter 7 Note: Adj. EBITDA and Covenant Adj. EBITDA are non-GAAP financial measures. Please refer to p. 4 and the non-GAAP reconciliation schedule on p. 23 for further detail. 1. All ratios are based on Covenant Adj. EBITDA, which reflects Adj. EBITDA before share-based compensation and pro forma for acquisitions and divestitures.

Confidential

Pro Forma Capitalization

Sources & Uses

Sources	Amount
Proceeds from Term Loan B Offering	$600
Other Secured Debt	100
Total Sources	**$700**

Uses of Funds	Amount
Repay Revolving Credit Facility Borrowings [(1)]	$160
Repay Term Loan B due 2026 [(1)]	529
Cash to the Balance Sheet	2
Est. Fees & Expenses, and OID [(2)]	9
Total Uses	**$700**

Pro Forma Capitalization

	Q1 2024A	Adj.	Pro Forma
Cash & Equivalents	$42	*2*	$45
Revolving Credit Facility	$160 [(1)]	*(160)*	--
Existing Term Loan B due 2026	529 [(1)]	*(529)*	--
Term Loan B due 2029	--	*600*	$600
8.000% Secured Notes due 2028	550 [(1)]	--	550 [(1)]
Other Secured Debt	--	*100*	100
Total First Lien Debt	**$1,239**		**$1,250**
5.25% Senior Notes due 2025 [(3)]	$265	--	$265
5.25% Senior Notes due 2027	550	--	550
Total Debt	**$2,054**		**$2,065**
Operating Metrics			
Covenant Adj. EBITDA [(4)]	$317	--	$317
Credit & Coverage Statistics			
First Lien Debt / Covenant Adj. EBITDA	3.9x		3.9x
Net First Lien Debt / Covenant Adj. EBITDA	3.8x		3.8x
Total Debt / Covenant Adj. EBITDA	6.5x		6.5x
Net Debt / Covenant Adj. EBITDA	6.3x		6.4x

Note: Dollars in millions.

1. *As of June 14, 2024, outstanding balance on Revolving Credit Facility was $205mm, Term Loan B due 2026 was $507mm, and Secured Notes due 2028 was $549mm.*
2. *Actual transaction fees and expenses could be greater or less than the amount anticipated.*
3. *The Company expects to redeem the remaining $265.4mm of 5.25% Senior Notes due 2025 on or before year end 2024.*
4. *All ratios are based on Covenant Adj. EBITDA, which reflects Adj. EBITDA before share-based compensation and pro forma for acquisitions and divestitures. Adjusted EBITDA and Covenant Adj. EBITDA are non-GAAP financial measures. Please refer to p. 4 and p. 23 for further detail.*

8

B&G Foods, Inc.

9 Confidential Summary Terms – Senior Secured Credit Facilities 9 Revolving Credit Facility Term Loan B Borrower: • B&G Foods, Inc. (the “Borrower”) Tranche Size: • $625mm • $600mm Maturity: • 3-year extension, December 2028 (1) • 3-year extension, October 2029 (2) Guarantees: • All present and future material, domestic subsidiaries to the extent required by the terms of the existing Credit Agreement Security: • All of the tangible and intangible assets of the Company (other than real property) and a pledge of all of the equity interests in the Borrower’s material subsidiaries to the extent required by the terms of the existing Credit Agreement Pricing: Consolidated Leverage Ratio Applicable Margin • TBA > 4.00:1.00 < 4.00:1.00 and > 3.50:1.00 TBA <3.50:1.00 Optional Prepayments: • Prepayable at par • 101 soft call for 6 months Mandatory Amortization: • None • 1.00% per annum Financial Covenants: • Same as existing credit agreement • 7.00x Consolidated Leverage Ratio • 1.75x Consolidated Interest Coverage Ratio Mandatory Prepayments: • Similar to existing credit agreement, with the following select modifications to the Asset Sale Provision: • $20mm threshold • 18-month reinvestment period + 6-month extension • Step downs to 50% and 0% at 3.00x and 2.50x Consolidated Senior Secured Leverage Ratio • Cap on Cash Netting of $75mm (2-quarter relief period post-asset sale) during the reinvestment period and until cash proceeds are reinvested or applied to pay obligation Negative Covenants: • Similar to existing credit agreement, with some select modifications including: • Investments: • Greater of $200mm and 6% of Total Assets • General Asset Sale Basket: • Unlimited in excess of 30% of Consolidated EBITDA • Available Amount for Debt Prepayments: • Governed by (i) 5.00x Consolidated Senior Secured Leverage and (ii) Liquidity equal or greater than certain level other than for Debt Prepayments related to Unsecured Notes due 2025 1. There will be a 91-day springing maturity inside the Secured Notes due 2028, Unsecured Notes due 2025 and 2027 and proposed Term Loan B. 2. There will be a 91-day springing maturity inside the Secured Notes due 2028 and Unsecured Notes due 2025 and 2027.

10 Confidential Timeline 10 U.S. Bank Holiday Key Transaction Date Timing Event Tuesday, June 18 Announce Term Loan B Offering Thursday, June 20 Lender Call at 11:00AM ET Thursday, June 27 Commitments Due at 12:00PM ET Thereafter Close & Fund Transaction June 2024 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 30 24 25 26 27 28 29

11 Confidential Organizational Chart 11 Key: Borrower Guarantors Non-Guarantors • $625mm Revolving Credit Facility due 2028 • $600mm Term Loan B due 2029 • $549mm Secured Notes due 2028 • $100mm Other Secured Debt • $550mm Senior Notes due 2027 B&G Foods North America, Inc. Operating Company Domestic Subsidiaries International Subsidiaries B&G Foods, Inc. Holding Company Pro Forma to give effect to the proposed offering and use of proceeds therefrom

12 Confidential Company Highlights

13 Confidential • Acquire and operate established food brands and maintain relevancy with today’s consumer • Proven cash flow driven M&A at accretive multiples • Target moderate top line growth across portfolio • Strong focus on cash flow generation and working capital efficiency • Maintain high quality products, strong customer service and sales support • Enduring commitment to reduce leverage Key Investment Highlights 13

14 Confidential We Have Assembled a Portfolio of More than 50 Brands 14 1996 1997 1998 1999 2000 2003 2004 2006 2007 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Recent Divestitures March Acquisition November Acquisition February Acquisition January IPO October Acquisition August License June Acquisition February Acquisition July Acquisition June Acquisition December Acquisition May Acquisition July Acquisition October Acquisition November License February Acquisition April Acquisition May Acquisition October License August Transfer to NYSE May Acquisition November Acquisition July November December Acquisition December November 2023 * U.S. Shelf Stable 1. Emeril’s® is a registered trademark of Marquee Brands used under license. The Emeril’s license agreement expired at the end of fiscal 2023 and B&G Foods is exiting the Emeril’s brand. B&G Foods is continuing to co-manufacture certain Emeril’s products for the new licensee on an interim basis. 2. Crock-Pot® is a registered trademark of Sunbeam Products, Inc. used under license. 3. Skinnygirl™ is a trademark of SG Marks, LLC used under license. 4. Weber® is a registered trademark of Weber-Stephen Products LLC used under license. 5. B&G Foods discontinued the SnackWell’s brand in fiscal 2022. (1) (2) (3) (4) Divestiture January 2023 (5)

15 Confidential A Portfolio of Large, Established & Defensible Niche Brands 15 ANNUAL NET SALES BY BRAND $400+ Million $100-$399 Million $50-$99 Million <$50 Million

16 Confidential We Have Four Business Units 16 Meals 25% Specialty 33% Frozen & Vegetables 22% Spices & Flavor Solutions 20% Q1-2024 Net Sales by Business Unit

17 Confidential We Have Four Business Units 17 ▪ We began transitioning to four Business Units in August 2022 – Frozen & Vegetables, Meals, Specialty and Spices & Flavor Solutions ▪ These Business Units clarify the portfolio focus and future platforms for acquisitions, and push accountability down to improve management and decision-making ▪ Our Business Unit leadership teams are empowered to manage the P&L, leading to better and faster decision making, and driving accountability throughout the organization. Business Unit leadership are driving improved margins, better managing supply and demand, and building stronger growth plans ▪ Each of the Business Units has different characteristics and mandates, and we plan to allocate capital to achieve key objectives. We plan to invest in the Spices & Flavor Solutions, Meals and Frozen & Vegetables businesses with the goal of driving profitable growth, while we will manage the Specialty business with the goal of driving free cash generation ▪ Our Business Unit structure will also clarify M&A decisions and accountability ▪ The transition to four Business Units is complete and we began reporting Business Unit financials in Q1 2024

18 Confidential Financial Update

19 Confidential Q1’2024 vs. Q1’2023 Performance 19 • Base Business Net Sales declined 4.4% Q1’2024 vs. Q1’2023 ‒ Primarily driven by a decrease in net pricing, including increased promotional trade spend and list price decreases in Crisco products to reflect decreases in underlying commodity input costs, as well as a decline in net sales to our foodservice customers • Adjusted EBITDA margins were essentially flat at 15.8% of net sales ‒ The decrease in Adjusted EBITDA was largely driven by the decrease in Net Sales and the divestiture of the Green Giant US Shelf Stable business which contributed approximately $1.5mm to Q1’2023 Adjusted EBITDA $78 $67 95.3% 89.8% Q1'2023 Q1'2024 $497 $475 Q1'2023 Q1'2024 $82 $75 16.1% 15.8% Q1'2023 Q1'2024 Adj. EBITDA less Capex Adj. EBITDA (1) (1) ($ in millions) ($ in millions) ($ in millions) ($ in millions) $115 $110 22.4% 23.1% Q1'2023 Q1'2024 % Margin % Margin Adj. EBITDA less CapEx / Adj. EBITDA Base Business Net Sales (1) Adj. Gross Profit (1) 1. Base Business Net Sales, Adj. Gross Profit, Adj. EBITDA and Adj. EBITDA less Capex are non-GAAP financial measures. Please refer to p. 4 and to the non-GAAP reconciliation schedules on p. 23, 24 and 25 for further detail.

20 Confidential Demonstrated Commitment to Debt Reduction 20 • Following the sale of Back to Nature in January 2023, B&G Foods used nearly all of the net proceeds to repay $50.0mm of Term Loan B • Following the sale of the Green Giant U.S. Shelf Stable product line in November 2023, B&G Foods has used nearly all of the $55.3mm net proceeds to repay Term Loan B and 8.00% Senior Secured Notes due 2028 Asset Sale Proceeds • B&G Foods has made more than $160mm of prepayments to its Term Loan B in FY2023 and YTD 2024 with funds from asset sales and cash from operations Term Loan B Prepayment • During FY2023, B&G Foods repurchased $79.2mm aggregate principal amount of 5.25% Senior Notes due 2025 • During FY2023, B&G Foods redeemed $555.4mm aggregate principal amount of 5.25% Senior Notes due 2025 • The Company expects to redeem the remaining $265.4mm of 5.25% Senior Notes due 2025 on or before year end 2024 Repurchases & Redemptions of 2025 Notes • During fiscal year 2022, B&G Foods generated approximately $65mm of net proceeds from its At-The-Market (ATM) Equity Offering Program, which were deployed in part to repay revolving credit facility loans • During fiscal year 2023, B&G Foods generated $73.8mm of net proceeds from the ATM Equity Offering Program, which were deployed in part to repurchase 5.25% Senior Notes due 2025 • Approximately 3.7mm shares of common stock remain authorized and available for sale under the ATM, the proceeds of which are intended for general corporate purposes, which may include further debt reduction Equity Issuances Throughout FY2023 and Q1’2024, B&G Foods has reduced Net Debt by nearly $350mm

21 Confidential Capitalization & Statistics 21 Note: Adj. EBITDA, Adj. EBITDA before SBC and Covenant Adj. EBITDA are non-GAAP financial measures. Please refer to p. 4 and the non-GAAP reconciliation schedule on p. 23 for further detail. 1. All ratios are based on Covenant Adj. EBITDA, which reflects Adj. EBITDA before share-based compensation and pro forma for acquisitions and divestitures. ($ in millions) FY FY Q1 2022 2023 2024 Revolving Credit Facility $ 282.5 $ 170.0 $ 160.0 Term Loan B due 2026 671.6 528.6 528.6 Secured Notes due 2028 -- 550.0 550.0 5.25% Senior Notes due 2025 900.0 265.4 265.4 5.25% Senior Notes due 2027 550.0 550.0 550.0 Total Debt $ 2,404.1 $ 2,064.0 $ 2,054.0 Cash (45.4) (41.1) (42.5) Net Debt $ 2,358.7 $ 2,022.9 $ 2,011.6 Net Debt / Covenant Adjusted EBITDA (1) 7.6 x 6.3 x 6.3 x Adj. EBITDA $ 301.0 $ 318.0 $ 310.7 Adj. EBITDA before SBC 304.9 325.2 318.7 Covenant Adjusted EBITDA (1) 309.6 320.2 317.0

22 Confidential Historical Financial Performance 22 1. Adj. EBITDA, Adj. Gross Profit and Adj. EBITDA less Capex are non-GAAP financial measures. Please refer to p. 4 and the non-GAAP reconciliation schedule on p. 23 and 24 for further detail. ($ in millions) Fiscal Year Ended December LTM 2021 2022 2023 Q1'2024 Net Sales $2,056 $2,163 $2,062 $2,026 % Growth 23.8% 5.2% (4.7%) -- Adj. Gross Profit (1) $471 $419 $458 $453 % Margin 22.9% 19.4% 22.2% 22.4% Adj. EBITDA (1) $358 $301 $318 $311 % Margin 17.4% 13.9% 15.4% 15.3% Depreciation and Amortization $83 $81 $70 $69 % of Net Sales 4.0% 3.7% 3.4% 3.4% Adj. EBIT $275 $220 $248 $242 % Margin 13.4% 10.2% 12.0% 11.9% Net Cash Provided by Operating Activities $94 $6 $248 $213 Capex $44 $22 $26 $29 % of Net Sales 2.1% 1.0% 1.2% 1.5% Adj. EBITDA less Capex (1) $314 $279 $292 $281

23 Non-GAAP Reconciliations – Confidential Net Income to EBITDA and Adjusted EBITDA 23 ($ in millions) Fiscal Year Ended December LTM 2021 2022 2023 Q1'2024 Net Income $67 ($11) ($66) ($110) Income Tax Expense (Benefit) 26 (8) (1) (33) Interest Expense, Net 107 125 151 150 Depreciation and Amortization 83 81 70 69 EBITDA $283 $187 $154 $75 Acquisition / Divestiture-Related and Non-Recurring Expenses 33 13 6 6 Impairment of Intangible Assets 23 - 21 91 Gain (Loss) on Sale of Assets - (5) 138 138 Amortization of Acquisition-Related Inventory Step-Up 5 - - - Accrual for Pension Plan Withdrawal Liability 14 - - - Impairment of Assets Held for Sale - 106 - 0 Adj. EBITDA $358 $301 $318 $311 Share-Based Compensation (SBC) 4 4 7 8 Adj. EBITDA before SBC $362 $305 $325 $319

24 Confidential ($ in millions) Fiscal Year Ended December LTM 2021 2022 2023 Q1'2024 Gross Profit $437 $410 $456 $450 Acquisition/divestiture-related expenses and non-recurring expenses included in cost of goods sold (1) 34 9 3 3 Adj. Gross Profit $471 $419 $458 $453 24 1. Acquisition/divestiture related expenses and non-recurring expenses included in cost of goods sold for Q1’24 are related to Crisco, Green Giant U.S. shelf-stable and Back to Nature. FY23 reconciliations are related to Crisco and Back to Nature; FY22 reconciliations are related to Crisco and Yuma; FY21 reconciliations are related to pension plans and a withdrawal liability in connection with the sale and closure of a manufacturing facility and amortization of acquisition-related inventory fair value step-up and non-recurring expenses. Non-GAAP Reconciliations – Gross Profit to Adjusted Gross Profit

Non-GAAP Reconciliations – Net Sales to Base Business Net Sales

Confidential

($ in millions)	Q1'2023	Q1'2024
Net Sales	$512	$475
Net Sales from Discontinued or Divested Brands [(1)]	(14)	0
Base Business Net Sales	**$497**	**$475**

Note: Q1'2024 represents the thirteen weeks ended March 30, 2024; Q1'2023 represents the thirteen weeks ended April 1, 2023.

1. *From Q1'2024 + Q1'2023, reflects net sales of the Green Giant U.S. shelf-stable product line, which was sold on November 8, 2023, partially offset by a net credit paid to customers relating to the SnackWell's and Farmwise brands, which have been discontinued. For Q1'2024, reflects a net credit paid to customers relating to the discontinued brands.*

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B&G FOODS, INC.